                                                                   Exhibit 4(xi)


================================================================================

                        AMERICAN STANDARD INC., as Issuer

                 AMERICAN STANDARD COMPANIES INC., as Guarantor

                                       and

                        THE BANK OF NEW YORK, as Trustee

                                 ---------------


                          Second Supplemental Indenture

                          Dated as of February 13, 1998

                                 ---------------


                          7 1/8% Senior Notes due 2003

                          7 5/8% Senior Notes due 2010

================================================================================

            SECOND SUPPLEMENTAL INDENTURE, dated as of February 13, 1998 (the "Second Supplemental Indenture"), to the Indenture, dated as of January 15, 1998 (as amended, modified or supplemented from time to time in accordance therewith, the "Indenture"), among AMERICAN STANDARD INC., a Delaware corporation (hereinafter called the "Issuer"), having its principal office at One Centennial Avenue, P.O. Box 6820, Piscataway, New Jersey 08835-6820, and AMERICAN STANDARD COMPANIES INC., a Delaware corporation (hereinafter called the "Guarantor"), having its principal office at One Centennial Avenue, P.O. Box 6820, Piscataway, New Jersey 08835-6820, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee hereunder (hereafter called the "Trustee"), having its principal office at 101 Barclay Street, Floor 21 West, New York, New York 10286.

                                    RECITALS

            WHEREAS, the Issuer, the Guarantor and the Trustee have each duly authorized the execution and delivery of the Indenture to provide for the issuance from time to time of one or more series of its senior debt securities (the "Securities") to be issued in one or more series as in the Indenture provided;

            WHEREAS, the Issuer and the Guarantor desire and have requested the Trustee to join them in the execution and delivery of this Second Supplemental Indenture in order to establish and provide for the issuance by the Issuer and the Guarantor of a series of Securities designated as its 7 1/8% Senior Notes due 2003 (the "2003 Notes") in the aggregate principal amount of $125,000,000, substantially in the form attached hereto as Exhibit A, on the terms set forth herein and for the issuance by the Issuer and Guarantor of a series of Securities designated as its 7 5/8% Senior Notes due 2010 (the "2010 Notes" and together with the 2003 Notes, the "Senior Notes") in the aggregate principal amount of $275,000,000, substantially in the form attached hereto as Exhibit C, on the terms set forth herein;

            WHEREAS, Section 9.01 of the Indenture provides that a supplemental indenture may be entered into by the Issuer and the Guarantor and the Trustee for such purpose provided certain conditions are met;

            WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Second Supplemental Indenture have been complied with; and

            WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Issuer, the Guarantor and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

            NOW, THEREFORE:

            In consideration of the premises and the purchase and acceptance of the Senior Notes by the Holders thereof the Company mutually covenants and agrees with the Trustee, for the equal and proportionate benefit of all Holders of the Senior Notes, that the Indenture is supplemented and amended, to the extent and for the purposes expressed herein, as follows:

Section 1. SCOPE OF THIS SECOND SUPPLEMENTAL INDENTURE

            (a) The changes, modifications and supplements to the Indenture effected by this Second Supplemental Indenture in Section 2 hereof shall only be applicable with respect to, and govern the terms of, the 2003 Notes issued by the Issuer and the Guarantor, which shall be limited in original aggregate principal amount to $125,000,000, and the 2010 Notes issued by the Issuer and the Guarantor which shall be limited in original aggregate principal amount to $275,000,000 and shall not apply to any other Securities which may be issued under the Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements.

            (b) Pursuant to this Second Supplemental Indenture, there is hereby created and designated a series of Securities under the Indenture entitled "7 1/8% Senior Notes due 2003." The 2003 Notes shall be in the form of Exhibit A hereto. The Guarantee to be endorsed on the 2003 Notes shall be in substantially the form set forth in Exhibit B.

            (1) the title of the Securities of such series shall be "7 1/8% Senior Notes due 2003" and the 2003 Notes are endorsed to the benefit of
      Article XII of the Indenture;

            (2) the 2003 Notes shall be initially authenticated and delivered from time to time in aggregate principal amount limited to $125,000,000;

            (3) the Notes will be issued at a price of 99.523%;

            (4) the principal of each 7 1/8% Note shall be payable on February 15, 2003;

            (5) the 2003 Notes shall bear interest at the rate of seven and one hundred twenty five thousandths per centum (7 1/8%) per annum;

            (6) interest shall accrue on the 2003 Notes from February 13, 1998, or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Notes shall be February 15 and August 15 in each year, commencing August 15, 1998, and the Regular Record Dates with respect to the Interest Payment Dates for such Notes shall be February l and August 1 in each year, respectively (whether or not a Business Day);

            (7) the Corporate Trust Office of The Bank of New York, in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the 2003 Notes shall be payable, (ii) registration of transfer of such Notes may be effected, (iii) exchanges of such Notes may be effected and (iv) notices and demands to or upon the Issuer in respect of such Notes and the Indenture may be served; and The Bank of New York shall be the Security Registrar for the 2003 Notes;

            (8) the 2003 Notes shall not be redeemable by the Issuer prior to Maturity;

            (9) not applicable;

            (10) not applicable;

            (11) not applicable;

            (12) not applicable;

            (13) not applicable;

            (14) not applicable;

            (15) see Section 2 of this Second Supplemental Indenture;

            (16) not applicable;

            (17) the 2003 Notes are to be issued as Registered Securities; each 2003 Note is to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the "Depositary"). The 2003 Notes shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

                  (i) a 2003 Note may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

                  (ii) a 2003 Note may be exchanged for certificated notes registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

                              (A) The Depositary, or any successor securities
                        depositary, shall have notified the Issuer and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such 2003 Note or the Issuer becomes aware that the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in any such case, the Trustee shall not have been notified by the Issuer within ninety (90) days of the identity of a successor securities depositary with respect to such 2003 Note;

                              (B) The Issuer shall have delivered to the Trustee
                        an Issuer's Order to the effect that such 2003 Note shall be so exchangeable on and after a date specified therein; or

                              (C) (1) an Event of Default shall have occurred
                        and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 5.02 of the Indenture and (3) there shall have been delivered to the Issuer and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Security in respect thereof will be materially impaired unless such owners become Holders of certificated notes.

            (18) not applicable;

            (19) not applicable;

            (20) the 2003 Notes will be issued in book entry form;

            (21) the 2003 Notes are subject to the defeasance and covenant defeasance provisions of the Indenture;

            (22) not applicable;

            (23) not applicable; and

            (24) not applicable.

            (c) Pursuant to this Second Supplemental Indenture, there is hereby created and designated a series of Securities under the Indenture entitled "7 5/8% Senior Notes due 2010." The 2010 Notes shall be in the form of Exhibit C hereto. The Guarantee to be endorsed on the 2010 Notes shall be in substantially the form set forth in Exhibit D.

            (1) the title of the Securities of such series shall be "7 5/8% Senior Notes due 2010" and the 2010 Notes are endorsed to the benefit of
      Article XII of the Indenture;

            (2) the 2010 Notes shall be initially authenticated and delivered from time to time in aggregate principal amount limited to $275,000,000;

            (3) the Notes will be issued at a price of 99.573%;

            (4) the principal of each 2010 Note shall be payable on February 15, 2010;

            (5) the 2010 Notes shall bear interest at the rate of seven and six hundred twenty-five thousandths per centum (7 5/8%) per annum;

            (6) interest shall accrue on the 2010 Notes from February l3, 1998, or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Notes shall be February 15 and August 15 in each year, commencing August 15, 1998, and the Regular Record Dates with respect to the Interest Payment Dates for such Notes shall be February 1 and August 1 in each year, respectively (whether or not a Business Day);

            (7) the Corporate Trust Office of The Bank of New York, in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the 2010 Notes shall be payable, (ii) registration of transfer of such Notes may be effected, (iii) exchanges of such Notes may be effected and (iv) notices and demands to or upon the Issuer in respect of such Notes and the Indenture may be served; and The Bank of New York shall be the Security Registrar for the 2010 Notes;

            (8) the 2010 Notes shall not be redeemable by the Issuer prior to Maturity;

            (9) not applicable;

            (10) not applicable;

            (11) not applicable;

            (12) not applicable;

            (13) not applicable;

            (14) not applicable;

            (15) see Section 2 of this Second Supplemental Indenture;

            (16) not applicable;

            (17) the 2010 Notes are to be issued as Registered Securities; each 2010 Note is to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the "Depositary"). The 2010 Notes shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

            (i) a 2010 Note may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

            (ii) a 2010 Note may be exchanged for certificated notes registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

                        (A) The Depositary, or any successor securities
                  depositary, shall have notified the Issuer and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such 2010 Note or the Issuer becomes aware that the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in any such case, the Trustee shall not have been notified by the Issuer within ninety (90) days of the identity of a successor securities depositary with respect to such 2010 Note;

                        (B) The Issuer shall have delivered to the Trustee an
                  Issuer's Order to the effect that such 2010 Note shall be so exchangeable on and after a date specified therein; or

                        (C) (1) an Event of Default shall have occurred and be
                  continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 5.02 of the Indenture and
                  (3) there shall have been delivered to the Issuer and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Security in respect thereof will be materially impaired unless such owners become Holders of certificated notes.

            (18)  not applicable;

            (19)  not applicable;

            (20)  the 2010 Notes will be issued in book entry form;

            (21) the 2010 Notes are subject to the defeasance and covenant defeasance provisions of the Indenture;

            (22)  not applicable;

            (23)  not applicable; and

            (24)  not applicable.

Section 2. ADDITIONAL PROVISIONS

            (a) ADDITIONAL DEFINITIONS Each of the following definitions, which constitute part of this Second Supplemental Indenture, shall be inserted in proper alphabetical order in Article I of the Indenture. Any definition set forth in the Indenture which is also set forth below shall have the meaning set forth below for purposes of terms of the Indenture and this Second Supplemental Indenture. Capitalized terms used in this Second Supplemental Indenture but not defined herein shall have the meaning ascribed to such terms in the Indenture.

            "Attributable Liens" means in connection with a sale and lease-back transaction, the lesser of (a) the fair market value of the assets subject to such transaction and (b) the present value (discounted at a rate per annum equal to the average interest borne by all outstanding securities issued under the Indenture (which may include securities in addition to the Senior Notes) determined on a weighted average basis and compounded semiannually) of the obligations of the lessee for rental payments during the term of the related lease.

            "Capital Lease" means any Indebtedness represented by a lease obligation of a person incurred with respect to real property or equipment acquired or leased by such person and used in its business that is required to be recorded as a capital lease in accordance with GAAP.

            "Closing Date" means February 13, 1998.

            "Exempted Debt" means the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and Guarantor incurred after the Closing Date and secured by Liens not otherwise permitted by the first sentence under Limitation on Liens below (Section 10.11), and (ii) Attributable Liens of the Issuer and Guarantor and their Subsidiaries in respect of sale and lease-back transactions entered into after the Closing Date, other than sale and lease-back transactions permitted by the limitation on sale and lease-back transactions set forth under Section 10.12. For purposes of determining whether or not a sale and lease-back transaction is "permitted" by Section 10.12, Limitation on Sale and Lease-Back Transactions, the last paragraph under Section 10.11, Limitation on Liens (creating an exception for Exempted Debt), will be disregarded.

            "Lien" means any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

            "Permitted Liens" means (i) Liens securing Indebtedness under the Facility and any initial or subsequent renewal, extension, refinancing, replacement or refunding thereof; (ii) Liens on accounts receivable, merchandise inventory, equipment, and patents, trademarks, trade names and other intangibles, securing Indebtedness; (iii) Liens on any asset of the Issuer and Guarantor, any Subsidiary, or any joint venture to which the Issuer or the Guarantor or any of their Subsidiaries is a party, created solely to secure obligations incurred to finance the refurbishment, improvement or construction of such asset, which obligations are incurred no later than 24 months after completion of such refurbishment, improvement or construction, and all renewals, extensions, refinancings, replacements or refundings of such obligations;
(iv)(a) Liens given to secure the payment of the purchase price incurred in connection with the acquisition (including acquisition through merger or consolidation) of property (including shares of stock), including Capital Lease transactions in connection with any such acquisition, and (b) Liens existing on property at the time of acquisition thereof or at the time of acquisition by the Issuer or Guarantor or a Subsidiary or any person then owning such property whether or not such existing Liens were given to secure the payment of the purchase price of the property to which they attach; provided that, with respect to clause (a), the Liens shall be given within 24 months after such acquisition and shall attach solely to the property acquired or purchased and any improvements then or thereafter placed thereon; (v) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (vi) Liens upon specific items of inventory or other goods and proceeds of any person securing such person's obligations in respect of bankers' acceptances issued or created for the account of such person to facilitate the purchase, shipment or storage of such inventory or other goods; (vii) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof; (viii) Liens on key-man life insurance policies granted to secure Indebtedness of the Issuer or Guarantor against the cash surrender value thereof; (ix) Liens encumbering customary initial deposits and margin deposits and other Liens in the ordinary course of business, in each case securing Indebtedness of the Company under interest swap obligations and currency agreements and forward contract, option, futures contracts, futures options or similar agreements or ar-rangements designed to protect the Issuer or the Guarantor or any of their Subsidiaries from fluctuations in interest rates, currencies or the price of commodities; (x) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Issuer or Guarantor or any of their Subsidiaries in the ordinary course of business and (xi) Liens in favor of the Issuer or Guarantor or any Subsidiary.

            (b) ADDITIONAL SECTIONS Each of the following provisions, which constitutes part of this Second Supplemental Indenture, is numbered to conform with the format of the Indenture:

Section 10.11 Limitation on Liens

            The Issuer and the Guarantor will not, and will not permit any of their Subsidiaries to, create, incur, or permit to exist, any Lien on any of their respective properties or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, in order to secure any Indebtedness of either of the Issuer or the Guarantor, without effectively providing that the 2003 Notes and the 2010 Notes shall be equally and ratably secured until such time as such Indebtedness is no longer secured by such Lien, except: (i) Liens existing as of the Closing Date; (ii) Liens granted after the Closing Date on any assets or properties of the Issuer or the Guarantor or any of their Subsidiaries securing Indebtedness of the Issuer or the Guarantor created in favor of the Holders of the 2003 Notes and the 2010 Notes; (iii) Liens securing Indebtedness of the Issuer or the Guarantor which is incurred to extend, renew or refinance Indebtedness which is secured by Liens permitted to be incurred under the Indenture; provided that such Liens do not extend to or cover any property or assets of the Issuer or the Guarantor or any of their Subsidiaries other than the property or assets securing the Indebtedness being refinanced and that the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness being refinanced; (iv) Permitted Liens; and (v) Liens created in substitution of or as replacements for any Liens permitted by the preceding clauses (i) through (iv), provided that, based on a good faith determination of an officer each of the Issuer and the Guarantor, the property or asset encumbered under any such substitute or replacement Lien is substantially similar in nature to the property or asset encumbered by the otherwise permitted Lien which is being replaced.

            Notwithstanding the foregoing, the Issuer and the Guarantor and any Subsidiary may, without securing the 2003 Notes and the 2010 Notes, create, incur or permit to exist Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto and at the time of determination, Exempted Debt does not exceed the greater of (i) 10% of Consolidated Net Assets or (ii) $250,000,000.

Section 10.12 Limitation on Sale and Lease-Back Transactions

            The Issuer and Guarantor will not, and will not permit any of their Subsidiaries to, enter into any sale and lease-back transaction for the sale and leasing back of any property or asset, whether now owned or hereafter acquired, of the Issuer or Guarantor or any of their Subsidiaries (except such transactions (i) entered into prior to the Closing Date or (ii) for the sale and leasing back of any property or asset by a Subsidiary of the Issuer or Guarantor to the Issuer or Guarantor or (iii) involving leases for less than three years or (iv) in which the lease for the property or asset is entered into within 120 days after the later of the date of acquisition, completion of construction or commencement or full operations of such property or asset) unless (a) the Issuer or Guarantor or such Subsidiary would be entitled under the Limitation on Liens covenant above to create, incur or permit to exist a Lien on the assets to be leased in an amount at least equal to the Attributable Liens in respect of such transaction without equally and ratably securing the 2003 Notes and the 2010 Notes, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value and the proceeds are applied to the purchase or acquisition (or in the case of real property, the construction) of assets or to the repayment of Indebtedness of the Issuer or Guarantor or a Subsidiary of the Issuer or Guarantor which by its terms matures not earlier than one year after the date of such repayment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first above written.

                                         AMERICAN STANDARD INC.


                                         By:
                                             -------------------------
                                             Name:
                                             Title:


                                         AMERICAN STANDARD COMPANIES INC.,
                                         as Guarantor


                                         By:
                                             -------------------------
                                             Name:
                                             Title:


                                         THE BANK OF NEW YORK, as Trustee


                                         By:
                                             -------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT A
                             FORM OF SENIOR SECURITY

                               [Face of Security]

If the Holder of this Security (as indicated below) is The Depository Trust Company ("DTC") or a nominee of DTC, this Security is a Global Security and the following two legends apply:

Unless this Security is presented by an authorized representative of The Depository Trust Company ("DTC"), 55 Water Street, New York, New York to the issuer or its agent for registration of transfer, exchange or payment, and such Security issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

Unless and until this Security is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by DTC to a nominee thereof or by a nominee thereof to DTC or another nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor.

                             AMERICAN STANDARD INC.
                          7 1/8% Senior Notes Due 2003

No. _______                                                           $_________

                                                                CUSIP No. ______

AMERICAN STANDARD INC., a Delaware corporation (herein referred to as the "Issuer," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ______________________________ or registered assigns the principal sum of
_______ Dollars on February 15, 2003 (the "Stated Maturity Date") and to pay interest thereon from February 13, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year (each, an "Interest Payment Date"), commencing August 15, 1998, at the rate of 7 1/8% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Issuer maintained for such purpose; provided, however, that such interest may be paid, at the Issuer's option, by mailing a check to such Holder at its registered address or by transfer of funds to an account maintained by such Holder within the United States. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The principal of this Security payable on the Stated Maturity Date or the principal of, premium, and interest on this Security will be paid against presentation of this Security at the office or agency of the Issuer maintained for that purpose in New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Security on any Interest Payment Date and on the Stated Maturity Date will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including February 13, 1998, if no interest has been paid on this Security) to but excluding such Interest Payment Date or the Stated Maturity Date, as the case may be. If any Interest Payment Date or the Stated Maturity Date falls on a day that is not a Business Day, as defined below, principal, premium, and/or interest payable with respect to such Interest Payment Date or Stated Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity Date, as the case may be. "Business Day" means any day, other than a Saturday or Sunday, on which banks in New York are not required or authorized by law or executive order to close.

All payments of principal, premium, and interest in respect of this Security will be made by the Issuer in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its facsimile corporate seal.


Dated: ______________                                AMERICAN STANDARD INC.


                                                     By:
                                                         ---------------------
                                                         Title:

Attest:


_____________________________
Assistant Secretary






TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

Dated:___________________________

THE BANK OF NEW YORK

as Trustee, certifies
that this is one of
the Securities referred
to in the Indenture.

by
   -------------------------
    Authorized Signatory

                              [Reverse of Security]

                             AMERICAN STANDARD INC.

This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 15, 1998 (herein called the "Indenture") among the Issuer, the Guarantor and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the duly authorized series of Securities designated on the face hereof (collectively, the "Securities"), and the aggregate principal amount of the Securities to be issued under such series is limited to $125,000,000 (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities). All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Securities issued under the Indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, on behalf of the Holders of all such Securities, to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Securities of any series to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and other Securities issued upon the registration of transfer hereof or in exchange hereafter or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register of the Issuer upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of (and premium) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein and herein set forth, this Security is exchangeable for a like aggregate principal amount of Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer and the Guarantor may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer, director, incorporator, limited or general partner, as such, of the or of any successor, either directly or through the Issuer or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State without regard to conflicts of law principles thereof.

ASSIGNMENT FORM

            To assign this Securities, fill in the form below:

            I or we assign and transfer this Security to

       ________________________________________________________________
       ________________________________________________________________
       ________________________________________________________________
      (Print or type assignee's name, address and zip code)

       ________________________________________________________________
      (Insert assignee's soc. sec. or tax I.D. No.)

      and irrevocably appoint                   agent to transfer
      this Security on the books of the Company. The agent may substitute another to act for him.

_______________________________________________________________________

Date: ____________________ Your Signature: ____________________________

Signature Guarantee: __________________________________

                       (Signature must be guaranteed)

_______________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

                                                                       EXHIBIT B


                          FORM OF NOTATION ON SECURITY
                  RELATING TO AMERICAN STANDARD COMPANIES INC.

            The Guarantor has unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment and performance of the obligations of the Issuer in connection with the Indenture and each Series of Securities issued thereunder. In case of the failure of the Issuer punctually to perform or make any such payment, the Guarantor hereby agrees to cause such payment and performance to be made punctually.

            The obligations of the Guarantor to the Holders and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. Capitalized terms used and not defined herein have the meanings ascribed thereto in the Indenture.

AMERICAN STANDARD COMPANIES INC.


By:
    ------------------------
    Name:
          ------------------
    Title:
          ------------------


Attest:


By:
    ---------------------
     Name:
          ------------------
          [Assistant] Secretary


(Seal)

                                                                       EXHIBIT C


                             FORM OF SENIOR SECURITY

                               [Face of Security]

If the Holder of this Security (as indicated below) is The Depository Trust Company ("DTC") or a nominee of DTC, this Security is a Global Security and the following two legends apply:

Unless this Security is presented by an authorized representative of The Depository Trust Company ("DTC"), 55 Water Street, New York, New York to the issuer or its agent for registration of transfer, exchange or payment, and such Security issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

Unless and until this Security is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by DTC to a nominee thereof or by a nominee thereof to DTC or another nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor.

                             AMERICAN STANDARD INC.
                          7 5/8% Senior Notes Due 2003

No. _______                                                           $_________

                                                                CUSIP No. ______

AMERICAN STANDARD INC., a Delaware corporation (herein referred to as the "Issuer," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ______________________________ or registered assigns the principal sum of
_______ Dollars on February 15, 2010 (the "Stated Maturity Date") and to pay interest thereon from February 13, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year (each, an "Interest Payment Date"), commencing August 15, 1998, at the rate of 7 5/8% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Issuer maintained for such purpose; provided, however, that such interest may be paid, at the Issuer's option, by mailing a check to such Holder at its registered address or by transfer of funds to an account maintained by such Holder within the United States. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The principal of this Security payable on the Stated Maturity Date or the principal of, premium, and interest on this Security will be paid against presentation of this Security at the office or agency of the Issuer maintained for that purpose in New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Security on any Interest Payment Date and on the Stated Maturity Date will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including February 13, 1998, if no interest has been paid on this Security) to but excluding such Interest Payment Date or the Stated Maturity Date, as the case may be. If any Interest Payment Date or the Stated Maturity Date falls on a day that is not a Business Day, as defined below, principal, premium, and/or interest payable with respect to such Interest Payment Date or Stated Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity Date, as the case may be. "Business Day" means any day, other than a Saturday or Sunday, on which banks in New York are not required or authorized by law or executive order to close.

All payments of principal, premium, and interest in respect of this Security will be made by the Issuer in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its facsimile corporate seal.


Dated:__________________               AMERICAN STANDARD INC.


                                       By: _______________________________
                                           Title:

Attest:



_________________________
Assistant Secretary




TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

Dated:___________________

THE BANK OF NEW YORK

as Trustee, certifies
that this is one of
the Securities referred
to in the Indenture.

by_______________________
    Authorized Signatory

                              [Reverse of Security]

                             AMERICAN STANDARD INC.

This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 15, 1998 (herein called the "Indenture") among the Issuer, the Guarantor and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the duly authorized series of Securities designated on the face hereof (collectively, the "Securities"), and the aggregate principal amount of the Securities to be issued under such series is limited to $275,000,000 (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities). All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Securities issued under the Indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, on behalf of the Holders of all such Securities, to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Securities of any series to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and other Securities issued upon the registration of transfer hereof or in exchange hereafter or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register of the Issuer upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of (and premium) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein and herein set forth, this Security is exchangeable for a like aggregate principal amount of Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer and the Guarantor may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer, director, incorporator, limited or general partner, as such, of the or of any successor, either directly or through the Issuer or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State without regard to conflicts of law principles thereof.

ASSIGNMENT FORM

            To assign this Securities, fill in the form below:

            I or we assign and transfer this Security to

       ________________________________________________________________
       ________________________________________________________________
       ________________________________________________________________
      (Print or type assignee's name, address and zip code)

       ________________________________________________________________
      (Insert assignee's soc. sec. or tax I.D. No.)

      and irrevocably appoint                   agent to transfer
      this Security on the books of the Company. The agent may substitute another to act for him.

_______________________________________________________________________

Date: ____________________ Your Signature: ____________________________

Signature Guarantee: __________________________________

                       (Signature must be guaranteed)

_______________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

                                                                       EXHIBIT D


                          FORM OF NOTATION ON SECURITY
                  RELATING TO AMERICAN STANDARD COMPANIES INC.

            The Guarantor has unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment and performance of the obligations of the Issuer in connection with the Indenture and each Series of Securities issued thereunder. In case of the failure of the Issuer punctually to perform or make any such payment, the Guarantor hereby agrees to cause such payment and performance to be made punctually.

            The obligations of the Guarantor to the Holders and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. Capitalized terms used and not defined herein have the meanings ascribed thereto in the Indenture.

AMERICAN STANDARD COMPANIES INC.


By:
    ------------------------
    Name:
          ------------------
    Title:
          ------------------


Attest:


By:
    ---------------------
     Name:
          ------------------
          [Assistant] Secretary


(Seal)


                                      C-1